Accruals and other payables	12 Months Ended
Jun. 30, 2025
Payables and Accruals [Abstract]
Accruals and other payables

9 Accruals and other payables

	As of June 30,
	2025	2024
	US$	US$

Accruals
Staff salaries	48,820	584,932
Professional and consultancy fee	386,762	207,769
GST payables	127,948	285,393
	563,530	1,078,094

The accruals of professional and consultancy fee represent audit fee, Singapore and US legal counsel review fee, market research fee and other professional consultancy related expenses.

GST payable represents goods and services tax imposed by the Singapore authorities, collected from customers and patient, to be remitted to the local tax authorities. The Company’s policy is to record the GST collected as a liability on the books and then remove the liability when the sales tax is remitted. There is no impact on the statement of operations as revenue is recorded net of GST.